SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant               ☒

Filed by a Party other than the Registrant               ☐

Check the appropriate box:

☐                Preliminary Proxy Statement
☐                Confidential, for Use of  the Commission Only (as permitted by Rule 14a-6(6)(2))
☑                Definitive Proxy Statement
☐                Definitive Additional Materials
☐                Soliciting Material Under Rule 14a-12

                     FMB EQUIBANC,  INC.
(Name of Registrant as Specified in its Charter)

                                                            N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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  ☐         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                (1)                Title of each class of securities to which transaction applies:

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                (2)                Aggregate number of class of securities to which transaction applies:

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                (3)                Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
                                    (set forth the amount on which the filing fee is calculated and state how it was determined):

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                (4)                Proposed maximum aggregate value of transaction:

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                ☐               Fee paid previously with preliminary materials.

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                ☐              Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously.  Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

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FMB EQUIBANC, INC.
201 North Main Street
Statesboro, Georgia 30458
(912) 489-2600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 22, 2003

To the Shareholders of FMB Equibanc, Inc.:

The Annual Meeting of Shareholders (the "Annual Meeting") of FMB Equibanc, Inc. (the "Company") will be held at the Company’s offices, 201 North Main Street, Statesboro, Georgia 30458 on Thursday, May 22, 2003 at 4:30 PM, for the following purposes:

  To elect two members to the Board of Directors to serve three-year terms expiring at the Annual Meeting of Shareholders in 2006, and

  To consider such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Board of Directors has set April 21, 2003 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors

/s/ Charles R. Nessmith

Charles R. Nessmith
President and Chief Executive Officer

Statesboro, Georgia
April 30, 2003

YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY COMPLETING, SIGNING AND MAILING THE ENCLOSED PROXY CARD TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED OR CHANGED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

FMB EQUIBANC, INC.
 201 North Main Street
Statesboro, Georgia 30458 (912) 489-2600

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held on May 22, 2003

GENERAL INFORMATION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of FMB Equibanc, Inc. (the "Company") of Proxies from the shareholders of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 22, 2003 at 4:30 p.m., local time, at the Company’s offices, 201 North Main Street, Statesboro, Georgia 30458. The Company operates through its banking subsidiary, Farmers & Merchants Bank (the "Bank").

The enclosed Proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her shares voted by Proxy, even if he or she attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before its exercise, either by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the shares represented by the Proxy will be voted in favor of each of the proposals described in this Proxy Statement and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

This Proxy Statement and the enclosed Proxy are first being mailed to the Company’s shareholders on or about April 30, 2003.

The Board of Directors of the Company has set April 21, 2003 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 362,600 shares of common stock of the Company issued and outstanding.

A quorum for the transaction of business at the Annual Meeting consists of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or represented by Proxy. Abstentions will be treated as present for purposes of determining a quorum. Shares held by a broker as nominee (i.e., in "street name")

that are represented by Proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from a beneficial owner of the shares ("broker non-votes"), will also be treated as present for quorum purposes. Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting.

In addition to this solicitation by mail, the officers and employees of the Company, without additional compensation, may solicit Proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company.

PROPOSAL ONE:
ELECTION OF DIRECTORS

The Company’s Board of Directors has nominated two persons for election at the Annual Meeting as Class III directors for a term expiring at the 2006 Annual Meeting of Shareholders. Each person nominated shall hold office until the term of the class of directors for which he has been elected expires and until his successor is duly elected and qualified, or until his earlier death, resignation, incapacity to serve, or removal.

The members of the Company’s Board of Directors are elected by the shareholders. The directorships of the Company are divided into three classes, with the members of each class generally serving three year terms. The Company’s Board of Directors currently consists of eight members. Frank C. Rozier III and Billy G. Tyson serve as Class III directors with terms expiring at the Annual Meeting. Leonard H. Blount, F. Wendell Brannen, and R. Earl Dabbs serve as Class I directors with terms expiring at the 2004 Annual Meeting of Shareholders, and Gerald M. Edenfield, Charles R. Nessmith and William S. Hatcher serve as Class II directors with terms expiring at the 2005 Annual Meeting of Shareholders. In February 2002, a vacancy on the Board of Directors was created as a result of the resignation of a Class II director. The Board of Directors has not recommended an individual for nomination to fill this vacancy.

Vote Required

If for any reason any nominee should become unable or unwilling to accept nomination or election, persons voting the Proxies will vote for the election of another nominee designated by the Company’s Board of Directors. Management of the Company has no reason to believe that any nominee will not serve, if elected. With regard to the election of directors, votes may be cast for, or votes may be withheld from, each nominee. The proposal to elect directors to serve as members of the Company’s Board of Directors requires the affirmative vote of a plurality of the votes cast by shares of common stock entitled to vote in the election at the Annual Meeting at which a quorum is present. Votes that are withheld, abstentions, and broker non-votes will have no effect on the election of directors.

Nominations for Election and Information Regarding Directors

Set forth below is information about each nominee for election to a term as a director expiring at the 2006 Annual Meetings of Shareholders and each incumbent director whose term of office expires at the Annual Meetings of Shareholders in 2004 or 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW.

Nominees For Election to Term Expiring at the 2006 Annual Meeting of Shareholders

FRANK C. ROZIER, III
Director since April 2000
Age 57

Mr. Rozier has served as a director of the Company since its organization in April 2000 and has served as a director of the Bank since 1991. Mr. Rozier has been Chairman of the Board of Directors of the Bank since 1999, is a member of the Audit and Personnel Committees of the Company and of the Bank and is a member of the Asset-Liability/Investment Committee and Loan Committee of the Bank. Mr. Rozier is the President of Rozier Ford-Lincoln-Mercury in Statesboro, Georgia, and has held this position for more than five years.

BILLY G. TYSON
Director since April 2000
Age 67

Mr. Tyson has served as a director of the Company since its organization in April 2000 and has served as a director of the Bank since 1971. Before retiring in 1995, Mr. Tyson served as President of the Bank. Mr. Tyson is a member of the Loan Committee of the Bank.

Incumbent Directors With Terms Expiring at the 2004 Annual Meeting

LEONARD H. BLOUNT
Director since April 2000
Age 49

Mr. Blount has served as a director of the Company since its organization in April 2000 and has served as a director of the Bank since 1991. Since October 2001, Mr. Blount has served as Vice Chairman of HPS/Paradigm, Inc., a health insurance administration company. From 1998 to October 2001, Mr. Blount served as President of Blount, Burke, Wimberly & Hendricks Insurors, an insurance agency in Statesboro, Georgia. Mr. Blount is a member of the Audit

Committees of the Company and of the Bank and a member of the Asset-Liability/Investment Committee of the Bank.

WENDELL BRANNEN
Director since April 2000
Age 57

Mr. Brannen has served as a director of the Company since its organization in April 2000 and has served as a director of the Bank since 1993. Mr. Brannen is a farm supply dealer in Statesboro, Georgia, and has held this position for more than five years. Mr. Brannen is a member of the Loan Committee of the Bank.

R. EARL DABBS
Director since April 2000
Age 68

Mr. Dabbs has served as a director of the Company since its organization in April 2000 and has served as a director of the Bank since 1999. Before retiring in 1998, Mr. Dabbs was a partner of the accounting firm Dabbs, Hickman, Hill & Cannon, LLP, the auditors of the Company and the Bank. Mr. Dabbs is a member of the Audit Committees of the Company and of the Bank and a member of the Asset-Liability/Investment Committee of the Bank.

Incumbent Directors With Terms Expiring at the 2005 Annual Meeting

GERALD M. EDENFIELD
Director since April 2000
Age 57

Mr. Edenfield has served as a director of the Company since its organization in April 2000, and has served as a director of the Bank since 1990. Mr. Edenfield is a partner in the law firm Edenfield, Cox, Bruce & Classens in Statesboro, Georgia, and has held this position for more than five years. Mr. Edenfield is a member of the Personnel Committee of the Company and of the Bank.

CHARLES R. NESSMITH
Director since April 2000
Age 55

Mr. Nessmith has served as President and Chief Executive Officer of the Company and of the Bank since February 2002 and as a director of the Company since its organization if 2000.  From the organization of the Company until February 2002.  Mr. Nessmith also served as as Executive Vice President and Chief Loan Officer of the Bank and has served as a director of the Bank since 1995.

WILLIAM S. HATCHER
Director since April 2002
Age 63

Mr. Hatcher was elected as a director of the Company in April 2002 to fill a vacancy on the Board of Directors. He has served as a director of the Bank since September 2001. Mr. Hatcher is a member of the Audit Committee of the Company and of the Bank and a member of the Asset-Liability/Investment Committee of the Bank. Mr. Hatcher is the President of Hatcher Enterprises of Statesboro, Georgia, which owns and operates several Hallmark Gold Crown stores in south Georgia and north Florida, and has held that position for more than five years.

There are no family relationships between any of the directors or executive officers of the Company or the Bank.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The business and affairs of the Company are under the direction of the Company’s Board of Directors. During 2002, the Board of Directors of the Company held six meetings, while the Board of Directors of the Bank held 12 meetings. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served.

The Board of Directors of the Company has two standing committees, consisting of the Audit Committee and the Personnel Committee. The entire Board of Directors serves as a nominating committee for the purpose of nominating persons to serve on the Board of Directors.

Audit Committee. The Audit Committee of the Company, which also functions as the Audit Committee of the Bank, reviews the affairs of the Company with the Company’s independent auditors, including a review of the accounts of the Company and the overall financial condition of the Company. The committee also examines the Company’s internal controls to determine whether adequate accounting safeguards are in place and determines whether officers and employees of the Company and the Bank have provided adequate cooperation and assistance to the Company’s independent auditors. Messrs. Blount, Dabbs, Hatcher, and Rozier serve as members of the Audit Committee. During 2002, the committee met 13 times.

Personnel Committee. The Personnel Committee of the Company, which also serves as the Personnel Committee of the Bank, makes recommendations to the Board of Directors of the Company and the Bank regarding executive salaries, bonuses and compensation. The committee is also responsible for administering the 1998 Stock Option Plan. Messrs. Edenfield and Rozier serve as members of the Personnel Committee. During 2002, the committee met three times.

In addition to the committees of the Company’s Board of Directors, the Board of Directors of the Bank also has established two standing committees.

Asset-Liability/Investment Committee. The Audit Committee of the Bank also functions as the Asset-Liability/Investment Committee of the Bank. The Committee reviews the overall financial condition and performance of the Bank on a monthly basis and discuses methods to maximize the Bank’s net interest margin on an ongoing basis. Messrs. Blount, Dabbs, Rozier and Hatcher serve as members of the Asset-Liability/Investment Committee. During 2002, the committee met 13 times.

Loan Committee. The Loan Committee of the Bank reviews loan requests that exceed an established credit threshold for compliance with the Bank’s lending policies as well as federal and state rules and regulations regarding extensions of credit. After such review, the committee decides whether to extend credit to the potential borrower. Messrs. Brannen, Rozier and Tyson serve as members of the Loan Committee. During 2002, the committee met 11 times.

EXECUTIVE OFFICERS

The executive officers of the Company are elected annually and serve at the pleasure of the Board of Directors. The following sets forth certain information with respect to the executive officers of the Company.

Charles R. Nessmith has served as President and Chief Executive Officer of the Company and of the Bank since February 2002 and as a director of the Company since its organization in 2000. From the organization of the Company until February 2002, Mr. Nessmith also served as Executive Vice President of the Company. Mr. Nessmith has also served as Executive Vice President and Chief Loan Officer of the Bank and as a director of the Bank since 1995.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers, has furnished the following report:

Management is responsible for the Company’s internal controls, financial reporting process and compliance with the laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accounts matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm’s independence.

Based upon the Committee’s discussions with management and the independent accountants and the Committee’s review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

The foregoing report has been furnished by the Audit Committee of the Board of Directors.

Leonard H. Blount R. Earl Dabbs Frank C. Rozier, III William S. Hatcher

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Report by reference in any such document.

Dabbs, Hickman, Hill & Cannon, LLP audited the accounts of the Company for the 2002 fiscal year and it is expected that Dabbs, Hickman, Hill & Cannon, LLP will continue in auditing the accounts of the Company and the Bank during 2003. A representative of Dabbs, Hickman, Hill & Cannon, LLP will be present at the Annual Meeting with the opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Dabbs, Hickman, Hill & Cannon, LLP for professional services rendered for the audit of the Company’s annual financial statements for fiscal year 2002 and 2001 and the reviews of the financial statements included in the Forms 10-QSB for each of those fiscal year were $43,026 and $37,478, respectively.

Audit-related Fees

Audit-related fees consist of internal audit services provided by Dabbs, Hickman, Hill & Cannon, LLP during 2002 and 2001. Audit-related fees totaled $17,340 in 2002 and $16,100 in 2001.

Tax Fees

Fees for tax services, including tax compliance, tax advice, and tax planning, billed by Dabbs, Hickman, Hill & Cannon LLP totaled approximately $11,839 in 2002 and $4,000 in 2001. Tax related services consist principally of the preparation of the various 2002 and 2001 federal, state and local tax returns for the Company and the Bank.

All Other Fees

Additional fees billed by Dabbs, Hickman, Hill & Cannon, LLP for professional services rendered other than as stated under the captions above totaled approximately $15,619 in 2002 and $28,244 in 2001. Services rendered include payroll accounting and processing for the Bank as well as various accounting policy and procedure reviews. Dabbs, Hickman, Hill & Cannon LLP were consulted during 2001 for financial information systems design and billed approximately $2,148 for those services. No such services were rendered during 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of compensation paid to or accrued on behalf of the Chief Executive Officer and the other executive officers of the Company whose aggregate compensation exceeded $100,000 for services rendered during the 2003 fiscal year.

Annual Compensation

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)
Charles R. Nessmith President and CEO of the Company	2002 2001 2000	$122,500 102,968 98,728	$14,260 13,718 12,375	$4,384 1,396 4,444

(1)	The reported amount consists of the Bank’s contributions to the Bank’s 401(k) Profit Sharing Plan. See "Farmers & Merchants Bank 401(k) Profit Sharing Plan" discussed below.

Farmers & Merchants Bank 401(k) Profit Sharing Plan

All employees of the Bank who meet age and employment tenure requirements are eligible to participate in the Bank’s 401(k) Profit Sharing Plan. The Bank can contribute to the plan out of its net income such amount as may be determined by the Board of Directors of the Bank, however, the total amount paid in any year may not exceed 15% of the total compensation paid to each employee who is eligible to participate for that year. Participants may make voluntary contributions through payroll deductions or through cash payments. The Bank matches voluntary contributions made by participants up to 4% of the participant’s total compensation. The plan has been amended to conform with the requirements of the Employer Retirement Security Act of 1974 and the Tax Reform Act of 1986. The Bank contributed $27,443 to match voluntary contributions of participants for the year ended December 31, 2002.

Option Exercise and Fiscal Year-End Option Value Table

The following table sets forth certain information regarding the exercise of stock options during the 2002 fiscal year by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-end Option Values

Name	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable(1)
Charles R. Nessmith	6,000 / 0	$118,980 / 0

(1)

Dollar values calculated by determining the difference between the estimated fair market value of the Company’s common stock at December 31, 2002 and the exercise price of such options. Because no organized trading market exists for the Company’s common stock, the fair market value was computed by reference to recent sales of the Company’s common stock known to the Company.

1998 Stock Option Plan

In connection with the reorganization of the Bank into a one-bank holding company structure, the Company assumed sponsorship of, and became the successor to the Bank with respect to all of the Bank’s rights, duties and obligations under the Farmers & Merchants Bank 1998 Nonqualified Stock Option Plan (the "1998 Stock Option Plan"). Under the terms of the 1998 Stock Option Plan, officers and key employees of the Company and the Bank (as determined by the Personnel Committee in its sole discretion) are eligible to receive nonqualified stock options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code. There are 18,000 shares of the Company’s common stock reserved for issuance under the 1998 Stock Option Plan. Stock options have been granted to executive officers of the Company with respect to 6,000 shares reserved for issuance under the 1998 Stock Option Plan.

The stock options granted under the 1998 Stock Option Plan entitle the holder thereof to purchase shares of the Company’s common stock at the exercise price established therefore by the Personnel Committee. The stock options granted under the 1998 Stock Option Plan are all exercisable. In no event will stock options be exercisable later than ten years after the date of grant. Stock options outstanding and unexercised at the time of the death of the holder shall terminate on the first to occur of either the expiration date thereof or the expiration of twelve months after the date of death. Stock options outstanding and unexercised at the retirement or disability of the holder shall terminate on the first to occur of either the expiration date thereof or the expiration of three months after the date of retirement or disability. Upon termination of the employment of the holder for any reason, stock options will no longer be exercisable. There are no maximum or minimum number of shares for which a stock option may be granted.

Amendment and Termination. The 1998 Stock Option Plan is to remain in effect until (i) the Board of Directors terminates the 1998 Stock Option Plan, (ii) all common stock reserved under the 1998 Stock Option Plan shall have been purchased, or (iii) the expiration of ten years after the effective date of the 1998 Stock Option Plan, whichever shall first occur. The Board of Directors may at any time terminate and, from time to time, may amend or modify its terms as long as such amendment or modification is deemed to be in the best interests of the Company; provided, however, that no such action by the Board of Directors may, without the approval of the shareholders of the Company, (i) increase the number of shares of common stock that may be issued pursuant to the 1998 Stock Option Plan, (ii) modify the requirements as to eligibility for participation in the 1998 Stock Option Plan, (iii) increase the benefits accruing to eligible officer and key employees, (iv) remove the administration of the 1998 Stock Option Plan from the Personnel Committee, or (v) reduce the amount of any benefit or adversely change the terms and conditions thereof.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders ............................................	6,000	$ 15.97	12,000
Equity compensation plans not approved by security holders ............................................	None	none	none
TOTAL	6,000	$ 15.97	12,000

Employment Agreement

The Bank has entered into an employment agreement with Charles R. Nessmith regarding his employment as President and Chief Executive Officer of the Bank. Under the terms of the agreement, Mr. Nessmith will receive a base salary of $130,000. The agreement provides that at the end of each year, Mr. Nessmith will be entitled to receive, subject to conditions relating to the growth rate, financial condition and asset quality of the Bank, a cash bonus based on the present system of bonus determination adopted by the Bank for all employees.

The initial term of the employment agreement commenced on January 1, 2003, and will continue for a period of three years. At the end of the initial term of each agreement, the agreement shall continue from year to year unless sooner terminated by either party to the agreement. Employment under the agreement may be terminated:

  by the Bank upon 10 days written notice for cause (as defined in the agreement);

  by the Bank or the employee at any time upon 90 days written notice;

  upon employee’s death or disability.

If the Bank is acquired by a bank or bank holding company that is independent of the Bank, and the employee is terminated with or without cause on the date of the acquisition or merger, the employee is entitled to receive as severance pay his base salary for the balance of the contract term. If the acquisition or merger occurs in the final year of the contract term and the acquiring bank elects to terminate the employee or elects not to renew the contract for an additional one year term, then the severance pay shall be extended for an additional one year period beyond the normal expiration date of the employment agreement.

Director Compensation

The non-employee directors of the Company also serve as directors of the Bank and are paid director’s fees of $550 per month for their services as directors. In addition, directors receive $150.00 for each committee meeting attended. As discussed below, some of the directors participate in a deferred compensation plan as well.

Deferred Compensation Plan

The Bank has entered into deferred compensation agreements with certain directors that permit such directors to defer portions of their director’s fees and to receive equal monthly installments for 120 consecutive months following a specified retirement age (65 in most instances). To receive the full monthly benefits specified in each director’s deferred compensation agreement, the director must serve as a director for at least five years following the date of the deferred compensation agreement. If the director should fail to serve as a director for five consecutive years following the date of the agreement for any reason other than death, the director will receive at the specified retirement age a portion of the compensation originally provided for in the deferred compensation agreement based on the ratio of the number of months served as a director in comparison to the required 60 months under the agreement. If the director dies before the specified retirement age, the monthly benefits will be paid to the director’s designated beneficiary beginning the month following the death of the director. Should the director die after the specified retirement age, but before receiving all of the 120 monthly installments, the remaining installments will be paid to the director’s designated beneficiary.

The Bank is funding the deferred compensation plan with annuity contracts on each participating director. Annuity contracts with a present value of approximately $75,461 were included in "other assets" on the Bank’s balance sheet dated December 31, 2002. A deferred compensation liability has been set up which approximates the present value of the future payments related to services rendered to date. The deferred compensation liability was $70,636 at December 31, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company’s officers and directors, and persons who own 10% or more of the registered class of the Company’s equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more shareholders are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company during fiscal year 2002, all directors, officers and 10% shareholders complied with all Section 16(a) filing requirements, except Leonard H. Blount, who filed one late report with respect to two stock transactions.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the shares of the Company’s common stock owned as of April 21, 2003, (i) by each person who beneficially owned more than 5% of the shares of the Company’s common stock, (ii) by each of the Company’s directors and each of the executive officers named in the Summary Compensation Table, and (iii) by all of the Company’s directors and executive officers as a group.

Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percent of Outstanding Shares
Directors
Leonard H. Blount	13,139	(2)	3.6
F. Wendell Brannen	2,565	(3)	*
R. Earl Dabbs	2,765	(4)	*
Gerald M. Edenfield	5,705	(5)	1.6
William S. Hatcher	991	(6)	*
Charles R. Nessmith	492	(7)	*
Frank C. Rozier, III	6,600	(8)	1.8
Billy G. Tyson	14,000	(9)	3.9

All directors and executive officers as a group (8 Persons)	46,257		12.8

Other Beneficial Owners
Edward W. Curl, Jr.	20,594		5.7

* Less than 1%
(1)

The information contained in this table with respect to the Company common stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(2)	Mr. Blount’s mailing address is 114 S. Main Street, Statesboro, Georgia 30458
(3)	Mr. Brannen’s mailing address is P.O. Box 158, Statesboro, Georgia 30458
(4)	Mr. Dabbs’ mailing address is 319 South Walnut Street, Statesboro, Georgia 30459
(5)

Consists of 4,420 shares owned by Mr. Edenfield, 660 shares owned by Mr. Edenfield as custodian for his children, 525 shares owned by Mr. Edenfield’s wife and 100 shares owned by Edenfield & Cox. Mr. Edendfield’s mailing address is P. O. Box 1700, Statesboro, Georgia 30458.

(6)	Shares owned jointly by Mr. Hatcher and his wife, with whom he shares voting and investment power. Mr. Hatcher’s mailing address is P. O. Box 551, Statesboro, Georgia 30459
(7)	Shares owned jointly by Mr. Nessmith and his wife, with whom he shares voting power and investment power. Mr. Nessmith’s mailing address is 201 North Main Street, Statesboro, Georgia 30458
(8)	Consists of 5,600 shares owned by Mr. Rozier and 1,000 shares owned by his wife. Mr. Rozier’s mailing address is Highway 301 South, Statesboro, Georgia 30458
(9)	Shares owned jointly by Mr. Tyson and his wife, with whom he shares voting power and investment power. Mr. Tyson’s mailing address is 513 W. Lee Street, Brooklet, Georgia 30415.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company’s directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of, and have had banking transactions with, the Bank and are expected to continue these relationships in the future. In the opinion of the Bank’s’ management, the extensions of credit made by the Bank to such individuals, companies and entities (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve a risk of collectibility greater than that associated with other customers of the Bank or present other unfavorable features.

In addition, Gerald M. Edenfield, a director of the Company, is a partner in the law firm of Edenfield, Cox, Bruce & Classens, which is engaged by the Company and the Bank to provide legal services.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR’S
PROXY STATEMENT

Proposals of shareholders intended to be presented at the Company’s 2004 Annual Meeting of Shareholders must be received at the Company’s principal executive offices by December 31, 2003 in order to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION
AT NEXT YEAR’S ANNUAL MEETING

For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2004 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 12, 2004, and advises shareholders in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 12, 2004. Notices of intention to present proposals at the 2004 Annual Meeting of Shareholders should be addressed to Dwayne E. Rocker, Secretary, FMB Equibanc, Inc., 201 North Main Street, Statesboro, Georgia.

ANNUAL REPORTS

Copies of the Company’s 2002 Annual Report to Shareholders, which includes the Company’s financial statements for the year ended December 31, 2002, are being mailed to all shareholders together with this Proxy Statement. For multiple shareholders who share the same address, only one copy of this proxy statement and the Annual Report to Shareholders is being mailed to the shared address. Additional copies may be delivered if requested by the shareholder to Dwayne E. Rocker, Secretary, 201 North Main Street, Statesboro, Georgia 30458. The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the SEC, is available without charge to shareholders who make a written request therefore to Dwayne E. Rocker, Secretary, 201 North Main Street, Statesboro, Georgia 30458. Copies of exhibits filed with the report or referenced therein will be furnished to shareholders of record upon request and payment of the Company’s expenses of furnishing such documents.

PROXY CARD	PROXY CARD

FMB EQUIBANC, INC.

Annual Meeting of Shareholders — To Be Held May 22, 2003

The Board of Directors Solicits this Proxy

The undersigned hereby appoint(s) Frank C. Rozier III and Charles R. Nessmith and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of FMB Equibanc, Inc. that the undersigned would be entitled to cast if personally present at the 2003 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on May 22, 2003, at 4:30 PM, local time, at 201 North Main Street, Statesboro, Georgia 30458, and at any postponement or adjournment thereof. This proxy will be voted as specified by the undersigned. If no choice is specified, the proxy will be voted for the election of all nominees for director listed below, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

Vote by Mail

Mark, sign and date your proxy and return it in the postage-paid envelope that we have provided or return it to FMB Equibanc, Inc., 201 North Main Street, Statesboro, Georgia 30458.

Thank you for voting.

The Board recommends a vote for all items open for consideration at the Annual Meeting.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

Please mark all choices like this ☒

(1) Election of three Class III directors of the Company:

☐ For All ☐ Withhold All ☐ For All Except

                                                                                       Nominees:        Frank C. Rozier III
                                                                                                                 Billy G. Tyson

To withhold authority to vote for the election of a nominee or nominees, mark “For All Except” and write the nominee’s name on the line below:

                                                                Signature                                                                 Print Name                                                                 Date

                                                                    Signature (Joint Owners)                                                                     Print Name                                                                     Date